Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports Fourth Quarter 2016 Earnings

Scranton, PA, January 31, 2017/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three months and year ended December 31, 2016.  Peoples reported net income of $4.7 million, or $0.64 per share for the fourth quarter of 2016, compared to $5.1 million, or $0.69 per share in the third quarter of 2016 and $3.8 million, or $0.52 per share in the fourth quarter of 2015.

Core net income, excluding net gains on sale of investment securities available-for-sale, net of tax for the three months ended December 31, 2016 was $4.7 million, a $1.0 million increase from $3.7 million for the same period in 2015. Core net income per share for the three months ended December 31, 2016 was $0.64, compared to $0.50 for the same period in 2015.

Net income for the year ended December 31, 2016, totaled $19.6 million or $2.65 per share compared to $17.7 million or $2.36 per share for 2015.

Core net income for the year ended December 31, 2016 was $19.2 million, an increase of 13.1% from $17.0 million for 2015. Core net income per share for the year ended December 31, 2016 was $2.59, an increase from $2.26 for 2015. The results for the year ended December 31, 2016 include net gains on sale of investment securities of $0.6 million compared to $1.2 million in 2015.

In addition to evaluating its results of operations in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The reported results for 2016 and 2015 included herein contain items which Peoples considers non-core, namely net gains on sales of investment securities available-for-sale. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

NOTABLES

•	Loans, net grew $192.1 million, or 14.3% in 2016.
•	Deposits grew $132.9 million, or 9.1% in 2016.
•	Book value per share improved $1.14 to $34.71 at December 31, 2016 from $33.57 at December 31, 2015.
•	Tangible book value per share improved $1.28 to $25.57 at December 31, 2016 from $24.29 at December 31, 2015.
•

Tax-equivalent net interest margin decreased to 3.67% in the fourth quarter of 2016 when compared to 3.79% for the fourth quarter of 2015. Tax-equivalent net interest margin decreased 9 basis points compared to 3.76% for the quarter ended September 30, 2016.

•

Tax-equivalent net interest income remained the same at $16.6 million for the fourth quarter of 2016 compared to the third quarter of 2016, and increased $1.2 million when compared to $15.4 million for the fourth quarter of 2015.

•	Opened a retail branch in King of Prussia, PA serving Bucks and Montgomery Counties.
•	The allowance for loan losses to loans, net increased to 1.04% at December 31, 2016, from 1.03% at September 30, 2016, and 0.97% at December 31, 2015.

 INCOME STATEMENT REVIEW

The tax-equivalent net interest margins for the three and twelve months ended December 31, were 3.67% and 3.77% in 2016, compared to 3.79% and 3.81% in 2015, respectively. Loan accretion included in loan interest income for the three and twelve months ended December 31, 2016 was $88 thousand and $649 thousand, resulting in an increase in the tax-equivalent net interest margin of 2 basis points and 4 basis points for the respective periods. Comparatively, loan accretion included in loan interest income for the three and twelve months ended December 31, 2015 was $190 thousand and $665 thousand, resulting in an increase in the tax-equivalent net interest margin of 5 basis points and 4 basis points for the respective periods.

Tax-equivalent net interest income for the twelve months ended December 31, increased $5.1 million to $65.2 million in 2016 from $60.1 million in 2015. The increase in tax equivalent net interest income was primarily due to a $152.3 million increase in average interest-bearing assets for the twelve months ended December 31, 2016 when compared to the same period in 2015. The tax-equivalent yield on the loan portfolio decreased to 4.43% for the twelve months ended December 31, 2016 compared to 4.59% for the comparable period in 2015. Loans, net averaged $1.5 billion in 2016 and $1.3 billion in 2015. For the twelve months ended December 31, the tax-equivalent yield on total investments increased to 2.89% in 2016 from 2.71% in 2015. Average investments totaled $271.3 million in 2016 and $311.2 million in 2015. Average interest-bearing liabilities increased $138.9 million for the twelve months ended December 31, 2016, compared to the corresponding period last year. The cost of funds increased to 0.55% in the twelve months ended December 31, 2016 from 0.51% for the same period of 2015. Tax-equivalent net interest income for the three months ended December 31, increased to $16.6 million in 2016 from $15.4 million in 2015.

The provision for loan losses totaled $5.0 million for the twelve months ended December 31, 2016, compared to $3.7 million for the same period last year. For the quarter ended December 31, the provision for loan losses was $1.4 million in 2016 and $1.3 million in 2015. The increase in the provision for loan losses in 2016 was primarily the result of increased loan growth as well as an increase in loan balances charged off during the fourth quarter of 2016.

For the twelve months ended December 31, 2016 and 2015, noninterest income totaled $15.9 million and $15.7 million. Net gains on sale of investment securities were $0.6 million in 2016 compared to $1.2 million in 2015. Increases in revenues from merchant services, income from fiduciary activities, wealth management services, income from mortgage banking activities and life insurance investment income offset decreases in service charges, fees and commissions. For the three months ended December 31, 2016 and 2015, noninterest income totaled $3.9 million and $3.8 million, respectively. No gain or loss from the sale of investment securities available-for-sale was recognized during the three months ended December 31, 2016; a gain from the sale of investment securities of $210 thousand was recognized during the corresponding period last year.

Noninterest expense increased $1.2 million or 2.7% to $48.0 million for the twelve months ended December 31, 2016, from $46.8 million for the twelve months ended December 31, 2015. The buildout of our expansion plan, wealth management platform as well as severance costs led to increases in salaries and employee benefit expense. For the fourth quarter, noninterest expense amounted to $12.3 million in 2016 and $12.5 million in 2015, a decrease of $0.2 million or 1.5%.

 BALANCE SHEET REVIEW

At December 31, 2016, total assets, loans and deposits were $2.0 billion, $1.5 billion and $1.6 billion, respectively. Loans, net grew $192.1 million or 14.3% from December 31, 2015 to 2016. Deposits grew $132.9 million or 9.1% in 2016 when compared to year-end 2015. Noninterest-bearing deposits increased $32.7 million or 10.2% while interest-bearing deposits increased $100.2 million or 8.7% in 2016. Total investments were $269.9 million at December 31, 2016, including $259.4 million securities classified as available-for-sale and $10.5 million classified as held-to-maturity.

Stockholders’ equity equaled $256.6 million or $34.71 per share at December 31, 2016, and $248.8 million or $33.57 per share at December 31, 2015. Tangible stockholders’ equity improved to $25.57 per share at December 31, 2016, from $24.29 per share at December 31, 2015. Dividends declared for the twelve months ended December 31, 2016 amounted to $1.24 per share representing a dividend payout ratio of 46.8%.

ASSET QUALITY REVIEW

Nonperforming assets were $14.2 million or 0.93% of loans, net and foreclosed assets at December 31, 2016, compared to $12.5 million or 0.93% of loans, net and foreclosed assets at December 31, 2015. The allowance for loan losses equaled $16.0 million or 1.04% of loans, net at December 31, 2016 compared to $13.0 million or 0.97% of loans, net, at December 31, 2015. Loans charged-off, net of recoveries, for the twelve months ended December 31, 2016, equaled $2.0 million or 0.14% of average loans, compared to $1.1 million or 0.08% of average loans for the comparable period last year.

About Peoples:

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Bucks, Lackawanna, Lehigh, Luzerne, Monroe, Montgomery, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 25 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.

/Contact:   MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com

Co:Peoples Financial Services Corp.

St:Pennsylvania

In:Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
	2016	2016	2016	2016	2015
Key performance data:
Per share data:
Net income	$0.64	$0.69	$0.66	$0.66	$0.52
Core net income (1)	$0.64	$0.69	$0.62	$0.64	$0.50
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Book value	$34.71	$34.68	$34.40	$33.98	$33.57
Tangible book value (1)	$25.57	$25.50	$25.18	$24.73	$24.29
Market value:
High	$50.54	$40.76	$40.55	$38.77	$41.96
Low	$38.41	$37.93	$35.56	$33.22	$34.43
Closing	$48.70	$40.76	$39.14	$37.20	$38.08
Market capitalization	$360,095	$301,385	$289,407	$275,254	$282,196
Common shares outstanding	7,394,143	7,394,143	7,394,143	7,399,298	7,410,606
Selected ratios:
Return on average stockholders’ equity	7.29%	7.95%	7.72%	7.85%	6.12%
Core return on average stockholders’ equity (1)	7.29%	7.95%	7.33%	7.62%	5.90%
Return on average tangible stockholders’ equity (1)	9.88%	10.82%	10.59%	10.87%	8.43%
Core return on average tangible stockholders’ equity (1)	9.88%	10.82%	10.05%	10.52%	8.14%
Return on average assets	0.94%	1.05%	1.03%	1.06%	0.85%
Core return on average assets (1)	0.94%	1.05%	0.98%	1.03%	0.82%
Stockholders’ equity to total assets	12.83%	13.01%	13.30%	13.50%	13.68%
Efficiency ratio (2)	58.59%	56.89%	59.33%	58.05%	64.16%
Nonperforming assets to loans, net, and foreclosed assets	0.93%	0.93%	0.90%	0.88%	0.93%
Net charge-offs to average loans, net	0.30%	0.08%	0.16%	0.01%	0.11%
Allowance for loan losses to loans, net	1.04%	1.03%	1.01%	1.00%	0.97%
Interest-bearing assets yield (FTE) (3)	4.10%	4.17%	4.23%	4.22%	4.17%
Cost of funds	0.56%	0.54%	0.55%	0.54%	0.51%
Net interest spread (FTE) (3)	3.54%	3.63%	3.68%	3.68%	3.66%
Net interest margin (FTE) (3)	3.67%	3.76%	3.81%	3.81%	3.79%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the prevailing federal statutory tax rate of 35%.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Dec 31	Dec 31
Year Ended	2016	2015
Interest income:
Interest and fees on loans:
Taxable	$59,902	$54,004
Tax-exempt	3,031	2,351
Interest and dividends on investment securities:
Taxable	2,515	3,207
Tax-exempt	3,438	3,385
Dividends	48	35
Interest on interest-bearing deposits in other banks	50	49
Interest on federal funds sold		10
Total interest income	68,984	63,041
Interest expense:
Interest on deposits	5,429	4,953
Interest on short-term borrowings	402	53
Interest on long-term debt	1,420	1,031
Total interest expense	7,251	6,037
Net interest income	61,733	57,004
Provision for loan losses	5,000	3,700
Net interest income after provision for loan losses	56,733	53,304
Noninterest income:
Service charges, fees, commissions	6,116	6,245
Merchant services income	4,199	3,855
Commissions and fees on fiduciary activities	1,976	1,946
Wealth management income	1,298	845
Mortgage banking income	885	872
Life insurance investment income	791	767
Net gains on sale of investment securities available-for-sale	623	1,189
Total noninterest income	15,888	15,719
Noninterest expense:
Salaries and employee benefits expense	22,434	21,533
Net occupancy and equipment expense	9,422	9,104
Merchant services expense	2,993	2,643
Amortization of intangible assets	1,186	1,195
Other expenses	11,995	12,304
Total noninterest expense	48,030	46,779
Income before income taxes	24,591	22,244
Provision for income tax expense	5,008	4,521
Net income	$19,583	$17,723
Other comprehensive income (loss):
Unrealized loss on investment securities available-for-sale	$(3,417)	$(510)
Reclassification adjustment for gains included in net income	(623)	(1,189)
Change in pension liability	917	(296)
Income tax (benefit) expense related to other comprehensive income	(1,093)	(699)
Other comprehensive loss, net of income taxes	(2,030)	(1,296)
Comprehensive income	$17,553	$16,427
Per share data:
Net income	$2.65	$2.36
Cash dividends declared	$1.24	$1.24
Average common shares outstanding	7,396,716	7,516,451

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Three months ended	2016	2016	2016	2016	2015
Interest income:
Interest and fees on loans:
Taxable	$15,502	$15,294	$14,760	$14,346	$13,932
Tax-exempt	730	770	780	751	637
Interest and dividends on investment securities available-for-sale:
Taxable	636	575	617	687	699
Tax-exempt	827	861	875	875	887
Dividends	17	10	11	10	11
Interest on interest-bearing deposits in other banks	3	15	15	17	10
Interest on federal funds sold					1
Total interest income	17,715	17,525	17,058	16,686	16,177
Interest expense:
Interest on deposits	1,468	1,356	1,322	1,283	1,264
Interest on short-term borrowings	120	116	89	77	30
Interest on long-term debt	353	353	354	360	275
Total interest expense	1,941	1,825	1,765	1,720	1,569
Net interest income	15,774	15,700	15,293	14,966	14,608
Provision for loan losses	1,400	1,200	1,200	1,200	1,300
Net interest income after provision for loan losses	14,374	14,500	14,093	13,766	13,308
Noninterest income:
Service charges, fees, commissions	1,603	1,542	1,527	1,444	1,560
Merchant services income	990	1,257	1,038	914	919
Commissions and fees on fiduciary activities	481	539	474	482	459
Wealth management income	319	271	296	412	218
Mortgage banking income	269	217	195	204	205
Life insurance investment income	197	199	202	193	198
Net gains on sale of investment securities available-for-sale			381	242	210
Total noninterest income	3,859	4,025	4,113	3,891	3,769
Noninterest expense:
Salaries and employee benefits expense	5,732	5,466	5,904	5,332	5,290
Net occupancy and equipment expense	2,424	2,316	2,245	2,437	2,241
Merchant services expense	723	890	748	632	637
Amortization of intangible assets	287	297	297	305	286
Other expenses	3,116	3,048	2,919	2,912	4,014
Total noninterest expense	12,282	12,017	12,113	11,618	12,468
Income before income taxes	5,951	6,508	6,093	6,039	4,609
Income tax expense	1,223	1,390	1,238	1,157	770
Net income	$4,728	$5,118	$4,855	$4,882	$3,839
Other comprehensive (loss) income :
Unrealized (losses) gains on investment securities available-for-sale	$(4,420)	$(1,120)	$1,128	$995	$(644)
Reclassification adjustment for gains included in net income			(381)	(242)	(210)
Change in pension liability	917				(296)
Income tax (benefit) expense related to other comprehensive (loss) income	(1,226)	(392)	262	264	(404)
Other comprehensive (loss) income, net of income taxes	(2,277)	(728)	485	489	(746)
Comprehensive income	$2,451	$4,390	$5,340	$5,371	$3,093
Per share data:
Net income	$0.64	$0.69	$0.66	$0.66	$0.52
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Average common shares outstanding	7,394,143	7,394,143	7,395,127	7,403,510	7,435,440

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Three months ended	2016	2016	2016	2016	2015
Net interest income:
Interest income
Loans, net:
Taxable	$15,502	$15,294	$14,760	$14,346	$13,932
Tax-exempt	1,123	1,184	1,200	1,155	979
Total loans, net	16,625	16,478	15,960	15,501	14,911
Investments:
Taxable	653	585	628	697	710
Tax-exempt	1,272	1,325	1,346	1,346	1,366
Total investments	1,925	1,910	1,974	2,043	2,076
Interest on interest-bearing balances in other banks	3	15	15	17	10
Federal funds sold					1
Total interest income	18,553	18,403	17,949	17,561	16,998
Interest expense:
Deposits	1,468	1,356	1,322	1,283	1,264
Short-term borrowings	120	116	89	77	30
Long-term debt	353	353	354	360	275
Total interest expense	1,941	1,825	1,765	1,720	1,569
Net interest income	$16,612	$16,578	$16,184	$15,841	$15,429
Loans, net:
Taxable	4.33%	4.39%	4.47%	4.52%	4.51%
Tax-exempt	4.25%	4.36%	4.40%	4.45%	4.67%
Total loans, net	4.33%	4.39%	4.47%	4.52%	4.52%
Investments:
Taxable	1.72%	1.74%	1.79%	1.76%	1.60%
Tax-exempt	4.22%	4.28%	4.28%	4.24%	4.34%
Total investments	2.83%	2.94%	2.95%	2.86%	2.74%
Interest-bearing balances with banks	3.58%	1.93%	2.16%	1.46%	0.83%
Federal funds sold				%	0.54
Total interest-bearing assets	4.10%	4.17%	4.23%	4.22%	4.17%
Interest expense:
Deposits	0.47%	0.45%	0.45%	0.45%	0.44%
Short-term borrowings	0.63%	0.58%	0.57%	0.58%	0.42%
Long-term debt	2.40%	2.38%	2.39%	2.41%	2.83%
Total interest-bearing liabilities	0.56%	0.54%	0.55%	0.54%	0.51%
Net interest spread	3.54%	3.63%	3.68%	3.68%	3.66%
Net interest margin	3.67%	3.76%	3.81%	3.81%	3.79%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands, except per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
At period end	2016	2016	2016	2016	2015
Assets:
Cash and due from banks	$39,496	$31,620	$29,805	$23,699	$28,218
Interest-bearing balances in other banks	445	294	272	299	4,699
Federal funds sold
Investment securities:
Available-for-sale	259,410	249,913	251,382	264,175	284,935
Held-to-maturity	10,517	10,864	11,262	11,681	12,109
Total investments	269,927	260,777	262,644	275,856	297,044
Loans held for sale		360		78
Loans, net	1,532,965	1,522,391	1,464,808	1,409,691	1,340,865
Less: allowance for loan losses	15,961	15,712	14,799	14,158	12,975
Net loans	1,517,004	1,506,679	1,450,009	1,395,533	1,327,890
Premises and equipment, net	33,260	33,049	29,510	29,386	28,157
Accrued interest receivable	6,228	5,309	5,952	5,455	5,796
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	4,211	4,498	4,795	5,091	5,397
Other assets	65,712	65,283	65,253	63,603	58,487
Total assets	$1,999,653	$1,971,239	$1,911,610	$1,862,370	$1,819,058
Liabilities:
Deposits:
Noninterest-bearing	$353,686	$342,782	$323,785	$323,456	$320,978
Interest-bearing	1,235,071	1,223,028	1,173,078	1,152,003	1,134,832
Total deposits	1,588,757	1,565,810	1,496,863	1,475,459	1,455,810
Short-term borrowings	82,700	75,300	86,300	60,350	38,325
Long-term debt	58,134	58,685	59,232	59,773	60,354
Accrued interest payable	462	434	453	506	560
Other liabilities	12,982	14,570	14,437	14,837	15,241
Total liabilities	1,743,035	1,714,799	1,657,285	1,610,925	1,570,290
Stockholders’ equity:
Common stock	14,788	14,788	14,788	14,799	14,821
Capital surplus	134,871	134,853	134,835	134,994	135,371
Retained earnings	111,114	108,677	105,852	103,288	100,701
Accumulated other comprehensive loss	(4,155)	(1,878)	(1,150)	(1,636)	(2,125)
Total stockholders’ equity	256,618	256,440	254,325	251,445	248,768
Total liabilities and stockholders’ equity	$1,999,653	$1,971,239	$1,911,610	$1,862,370	$1,819,058

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands except per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Average quarterly balances	2016	2016	2016	2016	2015
Assets:
Loans, net:
Taxable	$1,422,725	$1,385,800	$1,327,003	$1,276,491	$1,226,295
Tax-exempt	105,119	108,105	109,770	104,326	83,176
Total loans, net	1,527,844	1,493,905	1,436,773	1,380,817	1,309,471
Investments:
Taxable	150,697	136,645	144,223	159,584	175,620
Tax-exempt	119,805	123,177	126,620	127,623	124,694
Total investments	270,502	259,822	270,843	287,207	300,314
Interest-bearing balances with banks	333	412	372	4,686	4,791
Federal funds sold					735
Total interest-bearing assets	1,798,679	1,754,139	1,707,988	1,672,710	1,615,311
Other assets	192,266	188,256	184,714	178,933	171,839
Total assets	$1,990,945	$1,942,395	$1,892,702	$1,851,643	$1,787,150
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,241,586	$1,195,645	$1,174,686	$1,159,159	$1,147,296
Noninterest-bearing	341,795	337,337	327,937	313,908	309,665
Total deposits	1,583,381	1,532,982	1,502,623	1,473,067	1,456,961
Short-term borrowings	75,518	78,974	62,659	53,436	28,016
Long-term debt	58,404	58,960	59,504	60,064	38,494
Other liabilities	15,616	15,349	15,131	15,755	14,722
Total liabilities	1,732,919	1,686,265	1,639,917	1,602,322	1,538,193
Stockholders’ equity	258,026	256,130	252,785	249,321	248,957
Total liabilities and stockholders’ equity	$1,990,945	$1,942,395	$1,892,702	$1,851,643	$1,787,150

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
	2016	2016	2016	2016	2015
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$12,974	$12,409	$9,778	$10,020	$10,744
Accruing loans past due 90 days or more	844	1,109	2,071	977	763
Foreclosed assets	393	703	1,353	1,409	957
Total nonperforming assets	$14,211	$14,221	$13,202	$12,406	$12,464

Three months ended
Allowance for loan losses:
Beginning balance	$15,712	$14,799	$14,158	$12,975	$12,043
Charge-offs	1,358	355	632	123	573
Recoveries	207	68	73	106	205
Provision for loan losses	1,400	1,200	1,200	1,200	1,300
Ending balance	$15,961	$15,712	$14,799	$14,158	$12,975

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Three months ended	2016	2016	2016	2016	2015
Core net income per share:
Net income GAAP	$4,728	$5,118	$4,855	$4,882	$3,839
Adjustments:
Less: Gains on sale of investment securities			381	242	210
Add: Gains on sale of investment securities tax adjustment			133	85	74
Net income Core	$4,728	$5,118	$4,607	$4,725	$3,703
Average common shares outstanding	7,394,143	7,394,143	7,395,127	7,403,510	7,435,440
Core net income per share	$0.64	$0.69	$0.62	$0.64	$0.50
Tangible book value:
Total stockholders’ equity	$256,618	$256,440	$254,325	$251,445	$248,768
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	4,211	4,498	4,795	5,091	5,397
Total tangible stockholders’ equity	$189,037	$188,572	$186,160	$182,984	$180,001
Common shares outstanding	7,394,143	7,394,143	7,394,143	7,399,298	7,410,606
Tangible book value per share	$25.57	$25.50	$25.18	$24.73	$24.29
Core return on average stockholders’ equity:
Net income GAAP	$4,728	$5,118	$4,855	$4,882	$3,839
Adjustments:
Less: Gains on sale of investment securities			381	242	210
Add: Gains on sale of investment securities tax adjustment			133	85	74
Net income Core	$4,728	$5,118	$4,607	$4,725	$3,703
Average stockholders’ equity	$258,026	$256,130	$252,785	$249,321	$248,957
Core return on average stockholders’ equity	7.29%	7.95%	7.33%	7.62%	5.90%
Return on average tangible equity:
Net income GAAP	$4,728	$5,118	$4,855	$4,882	$3,839
Average stockholders’ equity	$258,026	$256,130	$252,785	$249,321	$248,957
Less: average intangibles	67,725	68,017	68,313	68,614	68,372
Average tangible stockholders’ equity	$190,301	$188,113	$184,472	$180,707	$180,585
Return on average tangible stockholders’ equity	9.88%	10.82%	10.59%	10.87%	8.43%
Core return on average tangible stockholders’ equity:
Net income GAAP	$4,728	$5,118	$4,855	$4,882	$3,839
Adjustments:
Less: Gains on sale of investment securities			381	242	210
Add: Gains on sale of investment securities tax adjustment			133	85	74
Net income Core	$4,728	$5,118	$4,607	$4,725	$3,703
Average stockholders’ equity	$258,026	$256,130	$252,785	$249,321	$248,957
Less: average intangibles	67,725	68,017	68,313	68,614	68,372
Average tangible stockholders’ equity	$190,301	$188,113	$184,472	$180,707	$180,585
Core return on average tangible stockholders’ equity	9.88%	10.82%	10.05%	10.52%	8.14%
Core return on average assets:
Net income GAAP	$4,728	$5,118	$4,855	$4,882	$3,839
Adjustments:
Less: Gains on sale of investment securities			381	242	210
Add: Gains on sale of investment securities tax adjustment			133	85	74
Net income Core	$4,728	$5,118	$4,607	$4,725	$3,703
Average assets	$1,990,945	$1,942,395	$1,892,702	$1,851,643	$1,787,150
Core return on average assets	0.94%	1.05%	0.98%	1.03%	0.82%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except per share data)

	Dec 31	Dec 31
Year Ended	2016	2015
Core net income per share:
Net income GAAP	$19,583	$17,723
Adjustments:
Less: Gains on sale of investment securities	623	1,189
Add: Gains on sale of investment securities tax adjustment	218	416
Net income Core	$19,178	$16,950
Average common shares outstanding	7,396,716	7,516,451
Core net income per share	$2.59	$2.26